EXHIBIT 10.7

SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

     THIS SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT (this " Amendment "), dated as of November 16, 2009, is made by and among iPRINT TECHNOLOGIES, LLC, a Delaware limited liability company (" Buyer "), AMERICAN TONERSERV CORP., a Delaware corporation (" ATS "), MTS PARTNERS, INC. (fka iPRINT TECHNOLOGIES, INC.), a California corporation (" Seller "), and CHAD SOLTER, DARRELL TSO, and SCOTT MUCKLEY (together, " Selling Shareholders ").

RECITALS

A.	The parties have entered into that certain Asset Purchase Agreement, dated as of October 31, 2008 and FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT dated February 16, 2009.

B.	The parties desire to amend the Agreement as set forth below.

     NOW, THEREFORE, in consideration of the foregoing recitals and mutual covenants and conditions contained herein, the parties agree as follows:

AGREEMENT

     1. Definitions . Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

     2. Amendment to Subsection 7.2 (b)(3). Subsection 7.2(b)(3) is modified to change the interest rate on the Secured Convertible Contingent Promissory Note from five percent (5%) per annum to eight percent (8%) per annum beginning November 1, 2009.

3. Section 7.3 (b) is hereby deleted in its entirety .

     4. Amendment to Section 11.4(d) . ATS agrees to negotiate increased compensation packages of Scott Muckley, Darrell Tso and Chad Solter under each of their Employment Agreements to be effective November 1, 2009, and to modify said Employment Agreements accordingly to include amendment of Section 2 (Stock Options) in accordance with Section 5 herein below.

     5. Amendment to Section 11.6. Section 11.6 is amended to delete the vesting of the options based on the percentage by which EBITDA for the Contingent Period exceeds the Target Amount. All 1,500,000 options are available immediately for allocation to certain iPrint employees. The price of these options will be the fair market value of the stock on the day this agreement is signed.

     6. Except as expressly amended hereby, the Agreement shall remain unchanged. The Agreement, as amended hereby, shall remain in full force and effect. From and after the date of this Amendment, references to the Agreement shall be deemed to refer to the Agreement as amended hereby.

     7. Headings . The titles and subtitles used in this Amendment are used for convenience only and shall not be considered in construing or interpreting this Amendment.

     8. No Third Party Beneficiaries . Except as expressly provided herein, nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto, or their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Amendment.

     9. Counterparts and Signature Pages . This Amendment may be executed in any number of counterparts, each of which shall be deemed to be one and the same instrument. The exchange of copies of this Amendment and of signature pages by facsimile or other electronic transmission shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile or other electronic means shall be deemed to be their original signatures for all purposes.

[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this First Amendment to Asset Purchase Agreement effective as of the date first set forth above.

	SELLER:	BUYER:

	MTS PARTNERS, INC. (fka iPRINT	iPRINT TECHNOLOGIES, LLC
	TECHNOLOGIES, INC. ),	a Delaware limited liability company
a California corporation
		By:	AMERICAN TONERSERV CORP. ,
a Delaware corporation
By:	/s/ Chad Solter	Its:	Managing Member
Chad Solter
Its:	President and Secretary
			By:	/s/ Chuck Mache
Chuck Mache,
			Its:	President and CEO

	SELLING SHAREHOLDERS:	ATS:

AMERICAN TONERSERV CORP. ,
	/s/ Chad Solter	a Delaware corporation
Chad Solter

	/s/ Darrell Tso	By:	/s/ Chuck Mache
	Darrell Tso		Chuck Mache
		Its:	President and CEO

/s/ Scott Muckley
Scott Muckley